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                                                             CW&T FORM 8/31/99



                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                ________________


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                      Securities and Exchange Act of 1934

                        _______________________________

                        Date of Report: August 31, 1999

                                IMPERIAL BANCORP
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             (Exact name of registrant as specified in its charter)

 CALIFORNIA                        0-7722                      95-2575576
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(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                         Identification Number)

9920 S. La Cienega Blvd. Inglewood, CA                                 90301
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:               (310) 417-5600
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Item  1.    Not Applicable.

Item  2.    Acquisition or Disposition of Assets

            The Coroporation's subsidiary, Imperial Bank, has sold all its remaining 5,258,570 shares of Imperial Credit Industries, Inc. in a sale as set forth in the attached press release. The sale was settled on August 6, 1999

Items 3-6.  Not Applicable.

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

    Financial statements will be filed by amendment within 60 days

    (99) Press release, dated July 27, 1999, issued by the Corporation.

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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    IMPERIAL BANCORP

                                    By  Richard M. Baker
                                        ---------------------------------
                                    Name: Richard M. Baker
                                    Title: Senior Vice President, General
                                    Counsel and Secretary

Date:  August 31, 1999

                                      -3-
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                                 EXHIBIT INDEX



Exhibit No.     Description
-----------     -----------

    (99)        Press release, dated July 27, 1999,
                issued by the Corporation.

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